Exhibit 10.55

THIS  SECOND  SUPPLEMENTAL  INDENTURE  is  dated  as  of  FEBRUARY  11,  2003.
BETWEEN:
STAR  RESOURCES  CORP.  having  an  address  at  2000  South  Dairy  Ashford
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Suite  510,  Houston,  Texas,  USA,  77077
(the  "CORPORATION")
AND:
COMPUTERSHARE  TRUST COMPANY OF CANADA, a trust company incorporated pursuant to
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the laws of British Columbia, having an office at 4th Floor - 510 Burrard Street, Vancouver, British Columbia V6C 3B9
(the  "TRUSTEE")
WHEREAS:
A. Pursuant to a trust indenture dated as of February 16, 2001 between the Corporation and Montreal Trust Corporation of Canada ("MONTREAL TRUST") as amended by supplemental indenture dated as of April 10, 2001 (together, the "TRUST INDENTURE"), the Corporation issued 10% Convertible Debentures in the aggregate principal amount of CAD$1,278,595;
B. Pursuant to an Assignment Agreement dated effective July, 2002, the rights powers and duties of Montreal Trust under the Trust Indenture were assigned and transferred to and assumed by the Trustee;
C. By extraordinary resolutions passed effective February 11, 2003 (the "EXTRAORDINARY RESOLUTIONS"), the Debentureholders approved, consented to and agreed to certain amendments set forth below (the "AMENDMENTS") to the Trust Indenture and authorized and directed the Trustee to execute a supplemental indenture (this "SECOND SUPPLEMENTAL INDENTURE");
D. The Corporation and the Trustee wish to amend the Trust Indenture on the terms specified in this Second Supplemental Indenture.

NOW THEREFORE in consideration of the premises and the covenants of the parties, it is agreed and declared as follows:
                                   ARTICLE ONE
                                 INTERPRETATION
1.01     Definitions
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     In this Supplemental Indenture, unless there is something in the subject matter or context inconsistent therewith, those terms having a meaning defined by the Trust Indenture shall have the same meaning when used in this Supplemental Indenture.

                                   ARTICLE TWO
                                   AMENDMENTS
2.01      The  following  definitions  are  added,  in alphabetical order, to section 1.01 "Definitions"  of  the  Trust  Indenture:
          "AUTOMATIC CONVERSION DATE" means, in respect of any particular Debenture, the date which is the seventh (7th) day following the day which is the tenth (10th) of the Premium Trading Days. "PREMIUM TRADING DAYS" shall mean any ten (10) consecutive Trading Days during which the closing price of the Common Shares is CAD$0.375 or more; 2.02 The following definitions in Section 1.01 of the Trust Indenture are deleted in their entirety and the following substituted therefor:

          "CONVERSION PRICE" means CDN$0.30 per Unit or such other dollar amount for which Units may be issued from time to time upon the conversion of the Debentures in accordance with the provisions of Article Five; "DEBENTURES" means the 10% convertible redeemable secured debentures of the Corporation issued and certified under this Trust Indenture as such may be amended by the terms of any supplemental indenture entered into pursuant to the terms of Article 10 of this Trust Indenture; "MATURITY" means February 16, 2004, provided that in the event such date is not a Business Day, then on the next succeeding day that is a Business Day;
          "TRADING DAY" means any day on which the Common Shares are listed and posted for trading on the TSX Venture Exchange or, if not listed and posted for trading on such exchange, on a Recognized Stock Exchange, and on which no cease trading or similar order is in effect with respect to Common Shares;
          "WARRANTS" means the up to 4,261,983 non-transferable common share purchase warrants of the Corporation which may be issued on conversion of Debentures to Debentureholders who were arm's length to the Corporation at the time of issuance of the Debentures, each Warrant exercisable into one Common Share at a price of CDN$0.30 per share in substantially the form attached as Schedule "A";
          "WEIGHTED AVERAGE PRICE" means the price calculated by dividing that number which represents the aggregate trading prices of all board lot sales of the Common Shares on the TSX Venture Exchange or, if not listed and posted for trading on such exchange, on a Recognized Stock Exchange, during the 20 Trading Days ending 5 Trading Days immediately prior to Maturity, the date on which notice of redemption of a Debenture is given or deemed to be given under the terms of this Indenture, the Date of Conversion, the Automatic Conversion Date or the date which is the record date of any event referred to in Section 5.07(as renumbered), as the case may be, by the number which represents the aggregate number of Common Shares sold in such board lot sales during such period; provided that for the purposes of this definition, no Trading Day shall be included if on such Trading Date the Corporation or any insider of the Corporation (within the meaning of the Securities Act (British Columbia)) effects a trade in Common Shares and the foregoing reference to 20 Trading Days shall be to 20 Trading Days in which there is no such Corporation or insider trade;
2.03 Section 2.02 of the Trust Indenture is deleted in its entirety and the following substituted therefor:
          "SECTION 2.02 - DATE, MATURITY AND INTEREST Each Debenture shall (a) be dated as of February 16, 2001, (b) mature on February 16, 2004, at which time subject to earlier conversion or redemption pursuant to the terms hereof, the Corporation shall pay to the holders of Debentures then outstanding an amount equal to 100% of the then outstanding principal amount of such Debentures plus all accrued but unpaid interest on such Debentures, and (c) bear interest on the principal amount of Debentures from but excluding February 16, 2001, to and including the date of Maturity (subject to earlier redemption or conversion pursuant to the terms hereof, in which case interest shall cease to accrue on the date of redemption or conversion, as applicable) at the rate of 10% per annum both before and after maturity and default (including, in case of default, interest at the same rate on all amounts overdue) calculated and payable on the date of Maturity."

2.04 The title of Article 5 of the Trust Indenture be amended to read "CONVERSION OF DEBENTURES", and the following Section be added to
         Article 5 as Section  5.02:
        "SECTION  5.02  -  AUTOMATIC  CONVERSION  OF  DEBENTURES
               (1) The entire principal amount of the Debentures shall and shall be deemed to be automatically converted into Units at the Conversion Price on the Automatic Conversion Date and on that date the holders of all Debentures, regardless of their respective dates of issue shall be deemed to have surrendered and converted 100% of the principal amount of such Debentures without any further action on their part and the Common Shares and Warrants issuable in respect thereof shall be deemed to be issued at such time.
               (2) At the Close of Business on the Automatic Conversion Date, all rights under the Debentures will wholly cease and terminate and the certificates for the Debentures therefor will be void and of no effect and be deemed to have been surrendered and cancelled at that time except for the right of the holders of Debentures to receive the Common Shares and Warrants comprising the Units to which they are entitled hereunder and accrued interest payable pursuant to Section 5.04 (renumbered) hereof.
               (3) The Corporation shall notify the Trustee of the occurrence of the Automatic Conversion Date, in the manner provided in Section 13.01." 2.05 Sections 5.02 through Section 5.13 of Article 5 are renumbered as Section 5.03 through 5.14, consecutively, and all cross-references to Sections 5.02 through 5.13 elsewhere in the Trust Indenture be deemed to be renumbered accordingly.
2.06 Subsection (2) of former Section 5.02 (now renumbered 5.03) is deleted in its entirety and replaced with the following:
               "(2) As promptly as possible after the Date of Conversion the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the holder whose Debenture is so surrendered, or upon his written order, certificates in the name or names of the person or persons specified in the "Election of Conversion Privilege" portion of the Debenture evidencing the number of Common Shares and the number of Warrants deliverable upon the conversion of such Debenture, or the specified portion thereof, as the case may be, and any cash which may be payable in accordance with Sections 5.04 and 5.06 hereof. In the event of an automatic conversion of the Debentures pursuant to Section 5.02, as promptly as possible after the Automatic Conversion Date the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the holders of record of Debentures on the Automatic Conversion Date as recorded on the register of Debentureholders maintained by the Trustee the number of Common Shares and the number of Warrants deliverable upon the conversion of such Debenture and any cash which may be payable in accordance with Sections 5.04 and 5.06 hereof. Such conversion shall be deemed to have been effected immediately prior to the Close of Business on the Date of Conversion or Automatic Conversion Date, as applicable, and at such time the rights of the holder of such Debentures as such holder shall cease to the extent of the portion of the principal amount of the Debenture so converted (which shall be the entire principal amount in the case of an automatic conversion) and the person or persons in whose name or names any certificates for Common Shares and Warrants shall be deliverable upon such conversion shall be deemed to have become on such date the holder or holders of record of the Common Shares and Warrants represented thereby; provided, however, that no such surrender on any date when the share transfer registers for Common Shares and Warrants of the Corporation shall be closed shall be effective to constitute the person or persons entitled to receive Common Shares and Warrants upon such conversion as the holder or holders of record of such Common Shares and Warrants on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Common Shares and Warrants as the holder or holders of record thereof for all purposes at the Close of Business on the next succeeding day on which such share transfer registers are open and such conversion shall be at the Conversion Price in effect on the Date of Conversion."

2.07 References elsewhere to "DATE OF CONVERSION" in the Trust Indenture shall be deemed amended to read "DATE OF CONVERSION OR AUTOMATIC CONVERSION DATE, AS APPLICABLE".
2.08      The form of certificate evidencing the Debentures set forth in Section
          12.01 - "Form of Debenture" and as issued to the holders of Debentures (the "CERTIFICATES") be and they are deemed to be amended to accord with the amendments to the Trust Indenture made by this Second Supplemental Indenture and all such amendments be and they are hereby deemed incorporated in the Certificates.
2.09 The form of certificate evidencing the Warrants set forth as Schedule "A" of the Trust Indenture is deleted in its entirety and replaced with the form of certificate attached as Schedule "A" to this Second Supplemental Indenture.
                                  ARTICLE THREE
                                     GENERAL
3.01     Effect  of  Amendments
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     The parties confirm that the Trust Indenture, as amended by this Second Supplemental Indenture, remains in full force and effect. From the date hereof, the Trust Indenture and this Second Supplemental Indenture shall be read together to the extent reasonably possible as though all of the terms of both documents were contained in one instrument.
3.02     Counterparts  and  Formal  Date
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     This Second Supplemental Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and the counterparts together shall constitute one and the same instrument and, notwithstanding the date of their execution, shall be deemed to be the date first above written. IN WITNESS WHEREOF the parties have hereto executed these presents under the hands of their proper officers in that behalf.
STAR  RESOURCES  CORP.

Per: --------------------------------
     Authorized  Signatory

COMPUTERSHARE  TRUST  COMPANY  OF  CANADA
Per:  -------------------------------
     Authorized  Signatory

Per: --------------------------------
     Authorized  Signatory

                                  SCHEDULE "A"
                                            WARRANT NO.:  ______________________
                        WARRANT TO PURCHASE COMMON SHARES
                                       OF
                              STAR RESOURCES CORP.
                         (Incorporated under the laws of
                        the Province of British Columbia)
THIS IS TO CERTIFY THAT, for value received, _________________________________________, the Holder of this Warrant, is entitled  to  purchase:
    ________________________________ (______________________________________)
non-assessable common shares of Star Resources Corp. (hereinafter called the "CORPORATION") as such shares were constituted on January 16, 2003 at any time up to 4:30 p.m. local time at the City of Vancouver, Province of British
Columbia,  on  the  earlier  of  (the  "EXPIRY  DATE"):

a)     February  16,  2004,  and
b) the day which is the 36th day following the tenth of the Premium Trading Days (as hereinafter defined),

at and for a price of $0.30 per share of lawful money of Canada, upon and subject to the terms and conditions attached hereto.

This Warrant may not be transferred by the holder. This Warrant and the common shares to be issued upon its exercise have not been registered under the United States Securities Act of 1933, as amended ("the Act") or the securities laws of any state of the United States. This Warrant may not be exercised by or on behalf of any U.S. person, directly or indirectly, or in the United States, unless (i) the common shares are registered under the Act and the applicable laws of any such state, or, (ii) an exemption from such registration requirements is available. "United States" and "U.S. person" are as defined by Rule 901 of Regulation S under the Act.

This Warrant may be exercised only at the offices of the Corporation, 2000 South Dairy Ashford, Suite 510, Houston, Texas, 77077.

STAR  RESOURCES  CORP.

Per:  -------------------------
      Director

DATE: -------------------------

NOTE:     Any  share  certificates  issued upon exercise of this warrant bearing the legend set forth in Section 5.13 of the Trust Indenture dated February 16, 2001 will be printed with a legend as follows:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND ARE NON-TRANSFERABLE. ANY OTHER REFERENCE TO THE U.S. SECURITIES ACT APPEARING ON THIS CERTIFICATE, AND THE REQUIREMENT ON THE SUBSCRIPTION FORM TO CHECK ONE OF THE BOXES CERTIFYING AS TO WHETHER THE HOLDER IS WITHIN THE UNITED STATES, DO NOT APPLY TO THE HOLDER OF A CERTIFICATE BEARING THIS LEGEND."

                       TERMS, CONDITIONS AND INSTRUCTIONS
1.   For  the purposes of this Warrant "PREMIUM TRADING DAYS" shall mean any ten
     (10) consecutive trading days during which the closing price of the Common Shares of the Corporation on the TSX Venture Exchange or any other recognized exchange, is CAD$0.375 or more;
2. The holder of this warrant may subscribe for the number of shares of the Corporation indicated on the face hereof.
3. For each share purchased pursuant to this warrant on or before the Expiry Date, payment must be made in the amount of $0.30 per share. All payments must be made in Canadian Funds, in cash or by certified cheque, bank draft or money order payable, at par, in Vancouver, British Columbia. If payment is made by way of an uncertified cheque, the Corporation reserves the right to deem that the payment has not been received until the cheque has cleared the account upon which it has been drawn.
4. To exercise the rights evidenced by this warrant, this warrant with the following Subscription Form completed, must be delivered or mailed to the Corporation 2000 South Dairy Ashford, Suite 510, Houston, Texas, 77077 and received by the Corporation.
5. The rights evidenced by this warrant expire at 4:30 p.m. local time in Vancouver, British Columbia, on the Expiry Date.
6.   The  rights  evidenced  by  this  warrant  may  not  be  transferred.
7. If this warrant or the purchase price are forwarded by mail it is suggested that registered mail be used as the Corporation will not be responsible for any losses which occur through the use of mails.
8. The rights evidenced by this warrant are to purchase common shares in the capital stock of the Corporation as they were constituted on January 16, 2003. If there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Corporation by way of consolidation, merger, sub-division, amalgamation or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both the number of shares of the Corporation which may be purchased pursuant hereto or the price at which such shares may be purchased, by corresponding amounts, so that the right evidenced hereby shall thereafter be as reasonably as possible equivalent to those originally granted hereby. The Corporation shall have the sole and exclusive power to make adjustments as it considers necessary and desirable.

                                SUBSCRIPTION FORM
The Undersigned, holder of the within warrant, hereby subscribes for _______________________ common shares of Star Resources Corp. If the number of shares purchased hereby does not exercise all of the rights evidenced by this warrant, the holder requests issuance and delivery to it at the following address of a new warrant evidencing the unused rights. The Undersigned directs that the shares hereby subscribed for be issued and delivered to it as follows:





NAME              ADDRESS              NO. OF SHARES

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DATED  this  ____  day  of  _______________________________,  200__.

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